EXHIBIT 10.9

PLEASE NOTE THAT WE HAVE REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS EXHIBIT, WHICH PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A [*] INDICATES THE PLACES IN THIS EXHIBIT WHERE MATERIAL HAS BEEN OMITTED.

                             PLAYTEX PRODUCTS, INC.
                         MILITARY DISTRIBUTOR AGREEMENT

                                            April 2, 2002

This agreement is between Military Resale Group, Inc., Colorado Springs, CO, and Playtex Products, Inc., Westport, CT.

Under this agreement, the distributor will provide frequent delivery service of Playtex products to the Defense Commissary Agency (DeCA) stores listed on Page 2.

1. Playtex will ship products ordered by the distributor at the prices listed on the Playtex Distributor Price List attached. Terms will be 2% 30 Net 31. Title to goods to pass at the distributor destination.

2. The distributor will ship Playtex products to the agreed to DeCA stores as per the attached product list. Any additions to or deletions from this list must be agreed to jointly by the distributor and Playtex.

3. The distributor will send copies of all roll-up tickets via EDI to S&K Sales Company no later than 3 business days after the close of the period. Invoices and delivery tickets should be mailed to Playtex at the address listed below. A cover or recap page should be included showing each enclosed by invoice number, date and amount. This cover page should have a unique invoice number that will be used to expedite payment to the distributor for shipments made during that period. These should be sent to:

                             Playtex Products, Inc.
                             Attn: Kerry Widener
                             PO Box 7016
                             Dover DE 19903-9921

4. The distributor will bill Playtex at standard prices detailing all shipments made during that period plus the agreed to service charge of [*] of the net amount of the invoice. Terms of the distributor invoice will be 2% 30 Net 31 days.

5.   Playtex will issue check (s) for the net amount within the 30 day period.

6. The distributor will have risk of loss of product after delivery to it and will provide and maintain insurance to cover all casualty or damage loss to such product.

7. This agreement can be canceled by either party with thirty (30) days written notice.

8.   All purchase orders should be faxed to Playtex Products Order Dept.,  Attn:
     Anna Tribble, Fax 302-678-6313, Phone 800-999-9701, Ext 6158.

                             PLAYTEX PRODUCTS, INC.
                         MILITARY DISTRIBUTOR AGREEMENT
                                     PAGE 2

9. The initial purchase order will carry an additional [*] days dating making its terms [*].


10.  DeCA Stores covered by this agreement:

     Fitzsimons CO                       USAF Academy CO
     Peterson Field CO                   Ft. Carson CO
     Buckley CO                          FE Warren AFB WY




/s/ ETHAN HOKIT                          /s/ JOHN HORTON
-------------------------------------    ---------------------------------------

ETHAN HOKIT                              JOHN HORTON
-------------------------------------    ---------------------------------------

MILITARY RESALE GROUP, INC.              DIRECTOR, MILITARY SALES

COLORADO SPRINGS, CO                     PLAYTEX PRODUCTS, INC.

                                         WESTPORT CT

                             DISTRIBUTOR PRICE LIST

For DeCA Conus Regions                                                                  PLAYTEX PRODUCTS, INC.

PIIN Number       01-01 G 2582 DSD                            Effective                 01 FEB TO 28 FEB 2002
                  01-00 G 2030 FDS

                                                                                                            --- -- -- --- -- ---
                                                                                Shelf   Shelf
Item       Case          LSN                                           CS       Reg     VPR      RSL
UPC        UPC           Code               Item              Size     Pk       Price   Price    Code

                                                                                                            --- -- -- --- -- ---

014657-   014657-    650500A535-       BINACA BREATH FRESHENER SPRAY (8361)

                                                                                                            --- -- -- --- -- ---
81255      02469         603           Fast Blast Hot Mint      .5 oz  84       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
81301      02270         604           Fast Blast Cool Mint     .5 oz  84       [*]            K2
                                                                                                            --- -- -- --- -- ---


078300    078300     650500A535        PERSONAL CLEANSING CLOTHS (8422)

                                                                                                            --- -- -- --- -- ---
06901      06901         005           Tub                      32 ct   6       [*]            K3
                                                                                                            --- -- -- --- -- ---


078300-   078300-    651000A535-       GENTLE GLIDE TAMPONS (8446 / 011-3120 / 18838)

                                                                                                            --- -- -- --- -- ---
08686      08884         059           Deod Super               20 ct  12       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
08683      08883         058           Dead Regular             20 ct  12       [*]            K2
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
08673      08886         062           Non-Deod Regular         20 ct  12       [*]            K3
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
08676      08887         063           Non-Deod Super           20 ct  12       [*]            K2
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
08626      08870         339           Deod Multi Pack          20 ct  12       [*]            K3
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
08657      08885         089           Deod Super Plus          20 ct  12       [*]            K3
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
08889      08889         397           Slimfit Deo Regular      20 ct  12       [*]            K3
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
08850      08850         511           Odor Absrbng Reg         20 ct  12       [*]            K5
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
08852      08852         512           Odor Absrb Super+        20 ct  12       [*]            K5
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
08891      08891         398           Slmfit Non-Deo Reg       20 ct  12       [*]            K5
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
                                                                                Shelf   Shelf
Item       Case          LSN                                           CS       Reg     VPR      RSL
UPC        UPC           Code               Item              Size     Pk       Price   Price    Code
                                                                                                            --- -- -- --- -- ---

078300-   078300-    650500A535        TRIAL SIZE TAMPONS (1972 / 006-7040)

                                                                                                            --- -- -- --- -- ---
08558      07132         001           Mixed Case               4 ct   36       [*]            01
                                                                                                            --- -- -- --- -- ---
                                       01 NOV TO 15 MAR                         [*]            WM


078300-   078300-    855000A535-       BABY FEEDING (8344 / 010-3060 / 18838)

                                                                                                            --- -- -- --- -- ---
01162      01162         500           VentAire Bottle          9 oz   36       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
01163      01163         502           VentAire Bottle          6 oz   36       [*]            K2
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
01164      01164         501           VentAire Nipples         2 ct   24       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
01175      01175         600           Precision Flo Bottle     9 oz   24       [*]            K3
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
01176      01176         601           Precision Flo Bottle     6 oz   24       [*]            K3
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
01185      01185         108           Precision Flo Nipples    2 ct   24       [*]            K3
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
01186      01186         602           Precision Flo Nipples    2 Ct   24       [*]            K3
                                                                                                            --- -- -- --- -- ---


078300-   078300-    855000A535-       BABY FEEDING (8344 / 010-3060 / 18838)

                                                                                                            --- -- -- --- -- ---
05424      05424         510           Spillproof Rplcmt Valves 2 ct   36       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
05426      65426         391           Spill Proof Cup          6 oz   36       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
05427      05427         399           Spill Proof Cup          9 oz   36       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
05428      05428         405           Spill Proof Cup 2-pk     6 oz   36       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
05432      05502         112           Dspbl Liner 8 oz         80 ct  12       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
05443      05504         188           Flat Top Silicone Nppls  2 ct   12       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
                                                                                Shelf   Shelf
Item       Case          LSN                                           CS       Reg     VPR      RSL
UPC        UPC           Code               Item              Size     Pk       Price   Price    Code
                                                                                                            --- -- -- --- -- ---


078300-   078300-    855000A535-       BABY FEEDING (83441010-3060 1 18838)

                                                                                                            --- -- -- --- -- ---
05449      05503         189           Older Baby Nipples       2 ct   12       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
05457      05501         075           Dspbl Liner 4 oz         50 ct  12       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
05472      05506         186           Decorated Holder 8 oz    1 ct   2        [*]            K1
                                                                                                            --- -- -- --- -- ---


078300-   078300-    855000A535-       BABY FEEDING (8344 / 010-3060 / 18838)

                                                                                                            --- -- -- --- -- ---
05482      05482         499           Quickstraw Cup           12 oz  36       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
05534      05534         497           Drop-Ins Btl Liner 4 oz  50 ct  24       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
05535      05613         507           Drop-Ins Bottle          1 ct   24       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
06601      06601         392           Snap N Tote Cup          9 oz   12       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
05463      05463         604           Soft Comfort Spoon       2pc    36       [*]            K3
                                                                                                            --- -- -- --- -- ---


078300-   078300-    855000A535-       BABY FEEDING (8344 / 010-3060 / 18838)

                                                                                                            --- -- -- --- -- ---
05435      05507         190           Orthodontic Nipples      2 ct   12       [*]            K2
                                                                                                            --- -- -- --- -- ---


078300-   078300-    851000A535-       BABY MAGIC BATH (8345 / 010-3080 / 11203)

                                                                                                            --- -- -- --- -- ---
00612      61256         021           Original                 9 oz   24       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
33560      33560         020           Lauqh N Splash           9 oz            [*]             P3
                                                                                               ---
                                                                                                            --- -- -- --- -- ---


078300-   078300-    851000A535-       BABY MAGIC POWDER (8347 / 010-3120 / 11203)

                                                                                                            --- -- -- --- -- ---
00659      65956         028           Crnstrch w/Aloe          8 oz   24       [*]            K3
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
                                                                                Shelf   Shelf
Item       Case          LSN                                           CS       Reg     VPR      RSL
UPC        UPC           Code               Item              Size     Pk       Price   Price    Code

                                                                                                            --- -- -- --- -- ---


078300- 078300- 650600A535-            TRIAL SIZE BABY MAGIC (1972 / 006-7040 / )

                                                                                                            --- -- -- --- -- ---
00964      96424         002           Handy Pack               2 oz   24       [*]            01
                                                                                                            --- -- -- --- -- ---
                                       01 NOV TO 15 MAR                                 [*] WM


078300-   078300-    855000A535-       DIAPER GENIE (8342 / 010-3020 / 18836)

                                                                                                            --- -- -- --- -- ---
77000      77000         512           Diaper Genie Refill      1 ct   12       [*]            K2
                                                                                                            --- -- -- --- -- ---


076828- 076828- 852000A019-            WET ONES WIPES (1601 / 006-4060 / 21994)

                                                                                                            --- -- -- --- -- ---
04670      04670         014           Original Cannister       40 ct  12       [*]            K1
                                                                                                            --- -- -- --- -- ---


076828-   076828-    852000A019-       WET ONES WIPES (1601 / 006-4060 / 21994)

                                                                                                            --- -- -- --- -- ---
04672      04672         597           Citrus Fresh Cnstr       40 ct  12       [*]            K3
                                                                                                            --- -- -- --- -- ---
                     852000A535

                                                                                                            --- -- -- --- -- ---
04703      04703         706           Antibacterial Cnstr      40 ct  12       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
04723      04723         420           Singles Antibact         24 ct  10       [*]            K2
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
04710      04710         418           Kids Anti Bctrl          24 ct  10       [*]            K3
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
04721      04721         419           Singles Original         24 ct  10       [*]            K3
                                                                                                            --- -- -- --- -- ---


076828-   076828-    852000A199-       MR BUBBLE (8425 / 011-1100 / 17632)

                                                                                                            --- -- -- --- -- ---
00077      00077         438           Original Liquid          16 oz  12       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
00075      00075         472           Bubbleberry Liquid       16 oz  12       [*]            K2
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
                                                                                Shelf   Shelf
Item       Case          LSN                                           CS       Reg     VPR      RSL
UPC        UPC           Code               Item              Size     Pk       Price   Price    Code


                                                                                                            --- -- -- --- -- ---


078300-    078300-   841500A535-       PLAYTEX LIVING GLOVES (1528 / 005-7180 / 18838)

                                                                                                            --- -- -- --- -- ---
06306       07374        165           Living Glove Small       1 pr   12       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
06307       07375        169           Living Glove Med         1 pr   12       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
06308       07376        173           Living Glove Large       1 pr   12       [*]            K1
                                                                                                            --- -- -- --- -- ---


078300-   078300-    841500A535-       PLAYTEX GLOVES (1528 / 005-7180 / 18838)

                                                                                                            --- -- -- --- -- ---
06320      07662         170           Handsaver Small          1 pr   12       [*]            K3
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
06321      07663         178           Handsaver Med            1 pr   12       [*]            K3
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
06322      07664         180           Handsaver Large          1 pr   12       [*]            K3
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
06366      06366         231           Hvy Dty Medium           1 pr   12       [*]            P1
                                        (TO BE DELETED FROM CMF 2/25/02)                                    --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
06367      06367         232           Hvy Dty Large            1 pr   12       [*]            P1
                                        (TO BE DELETED FROM CMF 2/25/02                                     --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
06475      07332         333           Disp All Prps Latex      10 ct  18       [*]            K3
                                                                                                            --- -- -- --- -- ---


078300-   078300-    841500A535-       PLAYTEX GLOVES (1528 / 005-7180 / 18838)

                                                                                                            --- -- -- --- -- ---
06477      07387         588           Disp Hme Hlth Care       10 ct  18       [*]            K3
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
06481      07908         065           Disp All Pros Vinyl             18       [*]            K3
                                                                                                            --- -- -- --- -- ---


078300-   078300-    793000A535-       WOOLITE CLEANER (1513 / 005-6020 / 22158)

                                                                                                            --- -- -- --- -- ---
04032      04032         376           Heavy Traffic            22 oz  12       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
06245      06245         379           Pet Stain                22 oz   9       [*]            K1
                                                                                                            --- -- -- --- -- ---

                                                                                                            --- -- -- --- -- ---
                                                                                Shelf   Shelf
Item       Case          LSN                                           CS       Reg     VPR      RSL
UPC        UPC           Code               Item              Size     Pk       Price   Price    Code


                                                                                                            --- -- -- --- -- ---


078300-   078300-    651000A535-       WOOLITE WIPES 20 PC SHIPPER (1962)

                                                                                                            --- -- -- --- -- ---
           02582         120           Woolite Wipes 20PC Shp   1               [*]            P2
                                        01 NOV TO 30 NOV                                [*]    WM           --- -- -- --- -- ---
                                       Containing:

                                                                                                            --- -- -- --- -- ---
           04047         121           Spot and Stain Wipes 20 ea      6        [*]     [*]    P2
                                        (TO BE DELETED FROM CMF 2/13/02)                                    --- -- -- --- -- ---